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                                                                     EXHIBIT 4.1

         NUMBER                                                 SHARES
TMC

                              THE MEDICINES COMPANY

              Incorporated Under the Laws of the State of Delaware

                                  COMMON STOCK

This Certifies That                                           CUSIP 584688 10 5


is the owner of

         FULLY PAID AND NONASSESSABLE COMMON SHARES OF THE COMMON STOCK,
                               $.001 PAR VALUE, OF
                              THE MEDICINES COMPANY

transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Third Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation as new or hereafter amended to which the holder of this Certificate assents by its acceptance.
     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

      /s/ Peyton J. Marshall         [Seal]            /s/ Clive A. Meanwell

      SENIOR VICE PRESIDENT AND                        CHIEF EXECUTIVE OFFICER
        CHIEF FINANCIAL OFFICER                                  AND PRESIDENT


COUNTERSIGNED AND REGISTERED:

       CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

BY     TRANSFER AGENT AND REGISTRAR,



                    AUTHORIZED SIGNATURE



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                              THE MEDICINES COMPANY


     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants in common
TEN ENT   -   as tenants by the entireties
JT TEN    -   as joint tenants with right of
              survivorship and not as tenants
              in common


UNIF GIFT MIN ACT -                         Custodian
                     -----------------------          ---------------------
                          (Cust)                           (Minor)
                     under Uniform Gifts to Minors
                     Act
                        -------------------------
                              (State)


UNIF TRF MIN ACT -                               Custodian (until age ____)
                   ------------------------------
                              (Cust)                               (Minor)
                                                    under Uniform Transfers
                   ------------------------------
                              (Minor)
                   to Minors Act
                                 ----------------
                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto
                   ----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                Attorney
 --------------------------------------------------------------
to transfer the said stock of the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -----------------------

                             X
                               ------------------------------------------------
                      NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                               FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                               WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                               CHANGE WHATEVER.

     Signature(s) Guaranteed:
                               ------------------------------------------------
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                               AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                               APPROVED SIGNATURE GUARANTEE MEDALLION
                               PROGRAM), PURSUANT TO S.E.C. Rule 17Ad-15.